Exhibit 10.9

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Third Amendment”) is entered into as of September 13, 2018 (the “Amendment Effective Date”) by and between KENSINGTON PROPERTY HOLDINGS, LLC, a Delaware limited liability company (“Seller”) and RESOURCE APARTMENT OP III, LP, a Delaware limited partnership (“Purchaser”).
RECITALS
WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated as of July 23, 2018 (the “Original Agreement”), regarding certain land, improvements and other property located in the City of Riverview, Hillsborough County, Florida, as more particularly described in the Original Agreement (collectively, the “Property”), which Original Agreement was amended by that certain First Amendment to Purchase and Sale Agreement dated August 2, 2018 (the “First Amendment”), and which Original Agreement was further amended by that certain Second Amendment to Purchase and Sale Agreement dated September 11, 2018 (the “Second Amendment”, and together with the Original Agreement and First Amendment, collectively the “Agreement”); and
WHEREAS, Seller and Purchaser now desire to further amend the Agreement to add certain affiliated entities of Seller in order to accommodate a 1031 exchange by Seller, whereby the Land, the Improvements and all easements, rights and other appurtenances thereto (the “Real Property”) shall be first transferred to said affiliated entities of Seller, each as a tenant-in-common, and said affiliated entities of Seller shall thereafter transfer the Real Property to the Purchaser.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Recitals; Definitions. The above Recitals are incorporated herein by reference. All capitalized terms used in this Third Amendment shall have the meanings given to such terms as set forth in the Agreement unless otherwise defined or noted herein and all references in the Agreement to “this Agreement” shall be references to the Agreement as assigned pursuant to the Assignment and as further amended by this Third Amendment.
2.    Addition of TICs. Seller and Purchaser hereby agree that the following affiliated entities of Seller shall each be added as a seller under the Agreement: (a) MWB INVESTMENTS, LLC, a Delaware limited liability company, (b) CAROLYN AT KENSINGTON, LLC, a Florida limited liability company, and (c) XAVIER FAMILY PARTNERSHIP, LLLP, a Florida limited liability limited partnership (each of the foregoing a “TIC” and collectively the “TICs”). Accordingly, the term “Seller” as used throughout the Agreement, shall mean and refer to the TICs together with the original seller, KENSINGTON PROPERTY HOLDINGS, LLC, a Delaware limited liability company.
3.    Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument. A counterpart of this Third Amendment signed by one party to this Third Amendment and sent by facsimile, electronic mail or similar electronic transmission to the other party to this Third Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Third Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Third Amendment.

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4.    Binding Effect. Except as modified by this Third Amendment, all the terms of the Agreement shall remain unchanged and in full force and effect. To the extent of any conflict between the terms and provisions hereof and those contained in the Agreement, the terms and provisions of this Third Amendment shall control.

[Signatures to follow on next page]

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IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first set forth above.

SELLER:

KENSINGTON PROPERTY HOLDINGS, LLC
a Delaware limited liability company

By:    Kensington Associates Holdings, LLC
a Delaware limited liability company
its Managing Member

By:    Kensington Ventures, LLC
a Florida limited liability company, its Managing Member

By:    /s/ Reuven Oded                                     Name: Reuven Oded
Title: Manager

MWB INVESTMENTS, LLC, a Delaware limited liability company
By: /s/ Joel A. Schleicher___________________________
Name: Joel A. Schleicher
Title: Managing Member

CAROLYN AT KENSINGTON, LLC, a Florida limited liability company

By: /s/ Reuven Oded          Reuven Oded, Manager

XAVIER FAMILY PARTNERSHIP, LLLP, a Florida limited liability limited partnership

By:    Xavier Family Partnership GP, LLC, a     Florida limited liability company,
its General Partner

By: /s/ Randy X. Ferreira
Randy X. Ferreira, Manager

[Signature of Purchaser to follow on next page]

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[Signature Page to Third Amendment to Purchase and Sale Agreement]

PURCHASER:

RESOURCE APARTMENT OPPORTUNITY OP III, LP, a Delaware limited partnership

By:	Resource Apartment REIT III, Inc., its general partner

By:	/s/ Alan F. Feldman_______________
Name: Alan F. Feldman
Title: Chief Executive Officer

[Signature Page to Third Amendment to Purchase and Sale Agreement]

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